OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                        For the month ended June 30, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------

                                            Document   Previously    Explanation
Required Attachments:                       Attached    Submitted      Attached

1.  Tax Receipts                              ( )          (X)           (X)

2.  Bank Statements                           ( )          ( )           (X)

3.  Most recently filed Income Tax Return     ( )          (X)           ( )

4.  Most recent Annual Financial Statements   ( )          (X)           ( )
    prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.


RESPONSIBLE PARTY:


                                                   Vice President-Controller
---------------------------------------       ----------------------------------
SIGNATURE OF RESPONSIBLE PARTY                              TITLE



          Vito Panzella                                 July 31, 1998
---------------------------------------       ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                        For the month ended June 30, 1998



Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------
1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

     Please see the Status of Post Petition Taxes attached hereto for the month's activity.



2. The Debtors have 50 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                        For the month ended June 30, 1998



Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------


See Statement of Operations for reporting period attached.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.


                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements of Operations
       For the Months Ended June 30, 1998, May 31, 1998 and April 30, 1998
                                  ( Unaudited )
                                ( in thousands )

                                                 June        May         April
                                                 1998        1998        1998
                                               --------    --------    --------
Paging Revenues
     Service, Rents & Maintenance              $ 34,557    $ 35,758    $ 36,251

Equipment Sales
     Product Sales                                2,142       2,208       2,823
     Cost of Products Sold                        1,604       1,470       2,186
                                               --------    --------    --------
     Equipment Margin                               537         738         637

     Net Revenue                                 35,094      36,496      36,888

Operating Expense
     Service, Rents & Maintenance                 9,161       8,308       9,660
     Selling                                      4,788       5,378       5,591
     General & Administrative                    10,620      10,936      12,292

                                               --------    --------    --------

     Operating Expense Before Depr. & Amort      24,569      24,622      27,543

     EBITDA Before Reorganization Costs          10,525      11,873       9,345

     Reorganization Costs                         1,495       1,456       1,493
     Restructuring Costs                            248           0           0
                                               --------    --------    --------

     EBITDA after Reorganization Costs            8,782      10,417       7,852

Depreciation                                      6,822       7,462       7,329
Amortization                                      8,237       8,240       8,244
                                               --------    --------    --------
     Total Depreciation and Amortization         15,058      15,702      15,573

Operating Loss                                   (6,277)     (5,285)     (7,720)

Interest Expense                                  4,868       4,868       4,751
Other (Income)Expense                               109         (11)        (49)
Taxes                                                 0           0           0
                                               --------    --------    --------

Net Loss                                       ($11,253)   ($10,141)   ($12,422)
                                               ========    ========    ========

                             See Accompanying Notes.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                      CONDENSED CONSOLIDATED BALANCE SHEET
                        For the month ended June 30, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------


See balance sheet attached.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No.121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Since the filing of the Monthly Operating Report for the month ended May 31, 1998, the Company increased its April and May Accounts Receivable, Net by $3.4 million. This adjustment resulted from reducing the allowance for doubtful accounts at December 31, 1997.


                    MobileMedia Corporation and Subsidiaries
                           Consolidated Balance Sheets
              As of June 30, 1998, May 31, 1998 and April 30, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                                        June           May               April
                                                                                         1998            1998               1998
                                                                                   ----------      ----------         ----------
Assets:
-------
     Current Assets:
     ---------------
         Cash                                                                      $   11,559      $   10,779         $   12,435
         Accounts Receivable, Net                                                      39,890          44,778(1)          44,465(1)
         Inventory                                                                        916             621                540
         Prepaid Expenses                                                               5,837           4,449              6,155
         Other Current Assets                                                           5,117           5,161              5,210
                                                                                   ----------      ----------         ----------
             Total Current Assets                                                      63,319          65,788             68,805

     Noncurrent Assets:
     ------------------
         Property and Equipment, Net                                                  227,699         231,556            233,665
         Deferred Financing Fees, Net                                                  21,117          21,421             21,724
         Investment In Net Assets Of Equity Affiliate                                   1,734           1,766              1,766
         Intangible Assets, Net                                                       957,628         965,728            974,054
         Other Assets                                                                     378             403                430
                                                                                   ----------      ----------         ----------
             Total Noncurrent Assets                                                1,208,555       1,220,873          1,231,640

         Total Assets                                                              $1,271,875      $1,286,661         $1,300,445
                                                                                   ==========      ==========         ==========

Liabilities and Stockholders' Equity:
-------------------------------------
     Liabilities Not Subject to Compromise:
     --------------------------------------
         DIP Credit Facility                                                       $        0      $        0         $        0
         Accrued Reorganization Costs                                                   5,041           5,454              4,836
         Accrued Wages, Benefits and Payroll Taxes                                      7,614           6,859              9,984
         Accounts Payable - Post Petition                                               3,815           2,691              2,436
         Accrued Interest                                                               5,435           5,439              5,290
         Accrued Expenses and Other Current Liabilities                                32,735          34,644             33,715
         Advance Billings and Customer Deposits                                        32,446          32,851             34,404
                                                                                   ----------      ----------         ----------
             Total Liabilities Not Subject To Compromise                               87,086          87,938             90,665

     Liabilities Subject to Compromise:
     ----------------------------------
         Accrued Wages, Benefits and Payroll Taxes                                      3,093           3,093              3,093
         Chase Credit Facility                                                        649,000         649,000            649,000
         Notes Payable - 10 1/2%                                                      174,125         174,125            174,125
         Notes Payable - 9 3/8%                                                       250,000         250,000            250,000
         Notes Payable - Yampol                                                           986             986                986
         Notes Payable - Dial Page 12 1/4%                                              1,570           1,570              1,570
         Accrued Interest                                                              20,423          20,423             20,423
         Accounts Payable- Pre Petition                                                16,124          18,794             19,701
         Accrued Expenses and Other Current Liabilities - Pre Petition                 21,515          21,515             21,518
         Other Liabilities                                                              4,744           4,755              4,762
                                                                                   ----------      ----------         ----------
             Total Liabilities Subject To Compromise                                1,141,581       1,144,261          1,145,178

     Deferred Tax Liability                                                            72,097          72,097             72,097

     Stockholders' Equity
     --------------------
         Class A Common Stock                                                              50              50                 50
         Class B Common Stock                                                               2               2                  2
         Additional Paid-In Capital                                                   689,148         689,148            689,148
         Accumulated Deficit - Pre Petition                                          (454,821)       (454,821)          (454,821)
         Accumulated Deficit - Post Petition                                         (257,146)       (245,893)          (235,751)
                                                                                   ----------      ----------         ----------
             Total Stockholders' Equity                                               (22,766)        (11,513)            (1,371)
         Less:
         Treasury Stock                                                                (6,123)         (6,123)            (6,123)
                                                                                   ----------      ----------         ----------
             Total Stockholders' Equity                                               (28,889)        (17,636)            (7,494)

        Total Liabilities and Stockholders' Equity                                 $1,271,875      $1,286,661         $1,300,445
        ------------------------------------------                                 ==========      ==========         ==========

                             See Accompanying Notes

Footnotes to the Financial Statements:

1. These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed Of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

     In March 1995, the Financial Accounting Standards Board issued SFAS 121, which is effective for financial statements for fiscal years beginning after December 15, 1995. Under certain circumstances, SFAS 121 requires companies to write down the carrying value of long-lived assets recorded in the financial statements to the fair value of such assets. A significant amount of the assets of the Company, which were acquired as a result of the acquisitions of businesses, including the Dial Page and MobileComm acquisitions, were recorded in accordance with principles of purchase accounting at acquisition prices and constitute long-lived assets. The Company has determined, and its independent auditors have concurred, that SFAS 121 is applicable to the Company, and therefore the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write down will be material; however, it is not possible at this time to determine such amount. Since the Company cannot comply with SFAS 121 at this time, it is unable to issue audited financial statements in compliance with generally accepted accounting principles. Consequently, the Company will not file its Report on Form 10-K or its other periodic reports under the Securities Exchange Act of 1934, as amended.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

     The Bankruptcy Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

     On January 27, 1998, the Company filed its Joint Plan of Reorganization with the Bankruptcy Court. On February 2, 1998, the Company filed its Disclosure Statement with the Bankruptcy Court. The Debtors, the Steering Committee for the Debtors' secured creditors and the Official Committee of Unsecured Creditors have agreed to adjourn a hearing concerning the adequacy of information contained in the Disclosure Statement that had been scheduled for April 14, 1998. The Debtors and such Committees are considering certain possible business combinations and standalone scenarios involving the Debtors under a plan of reorganization. There can be no assurance that the parties will reach agreement on a plan of reorganization or that any business combination will be effected.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. Restructuring costs of $0.2 million includes severance expenses primarily related to the relocation of the Company's retail activation center.

5. Since the filing of the Monthly Operating Report for the month ended May 31, 1998, the Company increased its April and May Accounts Receivable, Net by $3.4 million. This adjustment resulted from reducing the allowance for doubtful accounts at December 31, 1997.

6. The Company is one of the largest paging companies in the U.S., with approximately 3.2 million units in service at June 30, 1998, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

7. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

     On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

     On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

     On June 6, 1997, the FCC issued an order staying the hearing proceeding in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The order was originally granted for ten months and was extended by the FCC through October 6, 1998. The order, which is based on an FCC doctrine known as Second Thursday, provides that if there is a change of control that meets the conditions of Second Thursday, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated or a sale of the Company will result in a change of control. In the event that the Company were unable to consummate a plan of reorganization that satisfies the conditions of Second Thursday, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                        For the month ended June 30, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------


The Debtors have 50 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.


                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements Of Cash Flows
       For The Months Ended June 30, 1998, May 31, 1998 and April 30, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                June          May           April
                                                                1998          1998          1998
                                                              --------      --------      --------
Operating Activities
     Net Loss                                                 ($11,253)     ($10,141)     ($12,422)
     Adjustments To Reconcile Net Loss To Net Cash
     Provided By (Used In) Operating Activities:
         Depreciation And Amortization                          15,058        15,702        15,573

         Provision For Uncollectible Accounts And Returns          999         1,563         2,128
         Undistributed Earnings Of Affiliate                        32             0             0
         Deferred Financings Fees, Net                             304           304           304
         Change In Operating Assets and Liabilities:
            Accounts Receivable                                  3,889        (1,876)        1,045
            Inventory                                             (294)          (82)          (79)
            Prepaid Expenses And Other Assets                   (1,456)        1,869        (1,842)
            Accounts Payable, Accrued Expenses and Other        (3,533)       (3,643)       (5,483)
                                                              --------      --------      --------
Net Cash Provided By (Used In) Operating Activities              3,746         3,696          (776)


Investing Activities
     Construction And Capital Expenditures,
            Including Net Change In Pager Assets                (2,964)       (5,353)       (2,397)


                                                              --------      --------      --------
Net Cash Used In Investing Activities                           (2,964)       (5,353)       (2,397)


Financing Activities



     Borrowings (Repayments) of DIP Credit Facility                  0             0             0
                                                              --------      --------      --------
Net Cash Provided By (Used In) Financing Activities                  0             0             0


Net Increase (Decrease) In Cash And Cash Equivalents               781        (1,657)       (3,173)
Cash And Cash Equivalents At Beginning Of Period                10,779        12,435        15,608
                                                              --------      --------      --------
Cash And Cash Equivalents At End Of Period                    $ 11,560      $ 10,779      $ 12,435
                                                              ========      ========      ========

                             See Accompanying Notes

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                   STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                     AGING OF POSTPETITION ACCOUNTS PAYABLE
                        For the month ended June 30, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------


================================================================================
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------

                       $ 22,851,609   0 - 30 days old
               -----------------------------------------------------------------
                         13,886,449  31 - 60 days old
               -----------------------------------------------------------------
                          7,472,535  61 - 90 days old
               -----------------------------------------------------------------
                         15,429,617  91+ days old
               -----------------------------------------------------------------
                         59,640,210  TOTAL TRADE ACCOUNTS RECEIVABLE
               -----------------------------------------------------------------
                       (20,165,885)  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
               -----------------------------------------------------------------
                         39,474,325  TRADE ACCOUNTS RECEIVABLE (NET)
               -----------------------------------------------------------------
                            416,054  OTHER NON-TRADE RECEIVABLES
               -----------------------------------------------------------------
                       $ 39,890,379  ACCOUNTS RECEIVABLE, NET
================================================================================


=========================================
AGING OF POSTPETITION ACCOUNTS PAYABLE
================================================================================
                        0-30         31-60      61-90      91+
                        Days          Days      Days       Days       Total
--------------------------------------------------------------------------------
ACCOUNTS PAYABLE     $3,342,480     472,147       0          0      $3,814,628
================================================================================

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                        For the month ended June 30, 1998

Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------

================================================================================
STATUS OF POSTPETITION TAXES

================================================================================
                       BEGINNING     AMOUNT                  ENDING
                          TAX       WITHHELD     AMOUNT       TAX     DELINQUENT
                       LIABILITY   OR ACCRUED     PAID     LIABILITY    TAXES
================================================================================
FEDERAL
================================================================================
WITHHOLDING            $        0  $1,154,296  $1,154,296  $        0   $     0
--------------------------------------------------------------------------------
FICA-EMPLOYEE                   0     639,176     639,176           0         0
--------------------------------------------------------------------------------
FICA-EMPLOYER                   0   1,270,098   1,210,004      60,094         0
--------------------------------------------------------------------------------
UNEMPLOYMENT                    0       6,505       6,111         394         0
--------------------------------------------------------------------------------
INCOME                          0           0           0           0         0
--------------------------------------------------------------------------------
TOTAL FEDERAL TAXES             0   3,070,075   3,009,587      60,488         0
================================================================================
STATE AND LOCAL
================================================================================
WITHHOLDING                     0     293,627     293,627           0         0
--------------------------------------------------------------------------------
SALES                     657,389   1,144,265   1,161,337     640,317         0
--------------------------------------------------------------------------------
UNEMPLOYMENT                    0      71,580      67,951       3,629         0
--------------------------------------------------------------------------------
REAL PROPERTY           5,924,210     383,695      25,322   6,282,583         0
--------------------------------------------------------------------------------
OTHER                     926,314     623,452     525,955   1,023,811         0
================================================================================
TOTAL STATE  AND LOCAL  7,507,913   2,516,619   2,074,192   7,950,340         0
================================================================================
TOTAL TAXES            $7,507,913  $5,586,694  $5,083,779  $8,010,828   $     0
================================================================================

==============================================================================================
                            PAYMENTS TO INSIDERS AND PROFESSIONALS
                               For the month ended June 30, 1998
==============================================================================================

==============================================================================================
                                         INSIDERS (1)
==============================================================================================
         Payee Name            Position               Salary/Bonus/    Reimbursable
                                                      Auto Allowance     Expenses     Total
==============================================================================================
Alvarez & Marsal         Chairman - Restructuring        $54,167         $1,814     $ 55,981
Inc. - Joseph A. Bondi
----------------------------------------------------------------------------------------------
Burdette, H. Stephen     Senior VP Corporate              15,000          3,702       18,702
                         Development and Senior
                         VP Operations
----------------------------------------------------------------------------------------------
Grawert, Ron             Chief Executive Officer          30,769          9,146       39,915
----------------------------------------------------------------------------------------------
Gray, Patricia           Secretary/VP and                 13,846          1,191       15,037
                         General Counsel
----------------------------------------------------------------------------------------------
Gross, Steven            Executive VP Sales &             14,865          3,778       18,643
                         Marketing
----------------------------------------------------------------------------------------------
Hilson, Debra            Assistant Secretary               4,662              0        4,662
----------------------------------------------------------------------------------------------
Hughes, Curtis           VP Management                     9,856            671       10,527
                         Information Systems
----------------------------------------------------------------------------------------------
Pascucci, James          Treasurer                         8,469          4,023       12,492
----------------------------------------------------------------------------------------------
Panzella, Vito           VP / Controller                   8,846              0        8,846
----------------------------------------------------------------------------------------------
Witsaman, Mark           Senior VP and Chief              15,269            333       15,602
                         Technology Officer
----------------------------------------------------------------------------------------------
                                                TOTAL PAYMENTS TO INSIDERS         $200,407
==============================================================================================

(1) Excludes 19 non-executive officers of subsidiaries who were paid salaries and reimbursable expenses in the aggregate of $221,995.

======================================================================================================================
                                  PAYMENTS TO INSIDERS AND PROFESSIONALS (Continued)
                                           For the month ended June 30, 1998
======================================================================================================================


======================================================================================================================
                                                     PROFESSIONALS
======================================================================================================================
                                                                                                     Holdback and
                                                     Date of                                           Invoice
             Name and Relationship                    Court          Invoices         Invoices         Balances
                                                    Approval       Received (1)         Paid              Due
----------------------------------------------------------------------------------------------------------------------
1.  Ernst & Young - Auditor, Tax and Financial        1/30/97     $  477,289        $  671,969        $  432,074
       Consultants to Debtor
----------------------------------------------------------------------------------------------------------------------
2.  Latham & Watkins - Counsel to Debtor              1/30/97         58,428            18,188            92,128
----------------------------------------------------------------------------------------------------------------------
3.  Alvarez & Marsal Inc.- Restructuring              1/30/97        387,219           169,800           650,576
       Consultants to Debtor (2)
----------------------------------------------------------------------------------------------------------------------
4.  Sidley & Austin - Bankruptcy Counsel to           1/30/97        321,722           400,786           704,194
       Debtor
----------------------------------------------------------------------------------------------------------------------
5.  Young, Conway, Stargate & Taylor - Delaware       1/30/97         35,045            18,037            42,504
       Counsel to Debtor
----------------------------------------------------------------------------------------------------------------------
6.  Wiley, Rein & Fielding - FCC Counsel to           1/30/97         34,884            17,536            88,387
       Debtor
----------------------------------------------------------------------------------------------------------------------
7.  Koteen & Naftalin - FCC Counsel to                6/11/97             --                --             3,945
       Debtor
----------------------------------------------------------------------------------------------------------------------
8.  Houlihan, Lokey, Howard & Zukin - Advisors        6/04/97             --           185,869            75,000
       to the Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
9.  Jones, Day, Reavis & Pogue - Counsel to the       4/03/97             --            72,666            38,106
       Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
10. Morris, Nichols, Arsht & Tunnell - Delaware       4/03/97            648               448             2,272
       Counsel to the Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
11. Paul, Weiss, Rifkind, Wharton & Garrison -        4/25/97          2,102                --             3,066
       FCC Counsel to the Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
12. The Blackstone Group LP - Financial               7/10/97        523,466           223,466           400,000
       Advisors to Debtor
----------------------------------------------------------------------------------------------------------------------
13. Gerry, Friend & Sapronov, LLP. - Counsel to       10/27/97        25,712            33,995           101,662
       Debtor
======================================================================================================================
                             TOTAL                                $1,866,515        $1,812,760        $2,633,914
======================================================================================================================

(1) Excludes invoices for fees and expenses through June 30, 1998 that were received by the Debtors subsequent to June 30, 1998.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

======================================================================================================================
ADEQUATE PROTECTION PAYMENTS
For the month ended June 30, 1998
======================================================================================================================
                                                             SCHEDULED            AMOUNTS
                                                              MONTHLY              PAID                TOTAL
                                                             PAYMENTS             DURING               UNPAID
NAME OF CREDITOR                                                DUE                MONTH            POSTPETITION
======================================================================================================================
The Chase Manhattan Bank - (Interest)                     $ 4,486,842          $ 4,486,842*           $       0
======================================================================================================================

* Payment made on 7/1/98.

======================================================================================================================
QUESTIONNAIRE
For the month ended June 30, 1998                                                                  YES        NO
======================================================================================================================
1. Have any assets been sold or transferred outside the normal course of
business this reporting period?                                                                               No
----------------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in possession account?                 No
----------------------------------------------------------------------------------------------------------------------
3.  Are any postpetition receivables (accounts, notes, or loans) due from related parties?                    No
----------------------------------------------------------------------------------------------------------------------
4.  Have any payments been made of prepetition liabilities this reporting period?                  Yes
----------------------------------------------------------------------------------------------------------------------
5.  Have any postpetition loans been received by the debtor from any party?                                   No
----------------------------------------------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes past due?                                                              No
----------------------------------------------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?                                              No
----------------------------------------------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                                                          No
----------------------------------------------------------------------------------------------------------------------
9.  Are any postpetition taxes past due?                                                                      No
----------------------------------------------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                                                  No
----------------------------------------------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting period?                              Yes
----------------------------------------------------------------------------------------------------------------------
12. Are any wage payments past due?                                                                           No
======================================================================================================================

     If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11. The Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors;
             (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

Item 5. During 1997, the Debtors drew down $47 million of borrowings and repaid $37 million under the DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During January and February, 1998 the Debtors repaid an additional $10 million. As of June 30, 1998 there were no funded borrowings under the DIP facility and a $0.5 million letter of credit issued in 1997 remained a contingent obligation of the Debtors under the DIP facility.

===========================================================================================================
                                                 INSURANCE
                                     For the month ended June 30, 1998
===========================================================================================================
                   There were no changes in insurance coverage for the reporting period.
===========================================================================================================


===========================================================================================================
                                                 PERSONNEL
                                     For the month ended June 30, 1998
===========================================================================================================
                                                                              Full Time      Part Time
-----------------------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                            3,192            35
-----------------------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                                    18            15
-----------------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period                  135            18
-----------------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                       3,075            32
===========================================================================================================